Exhibit 99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of ChrisKen Partners Cash Income Fund L.P., a Delaware limited partnership (the "Company"), on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John F. Kennedy, Chief Executive Officer of ChrisKen Income Properties, Inc., the managing general partner of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge and based on my review of the Report:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                     By: /s/ John F. Kennedy
                                         ---------------------------------
                                         John F. Kennedy
                                         Chief Executive Officer
                                         ChrisKen Income Properties, Inc.
                                         Managing General Partner
                                         ChrisKen Partners Cash Income Fund L.P.

                                         November 13, 2002

Exhibit 99.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of ChrisKen Partners Cash Income Fund L.P., a Delaware limited partnership (the "Company"), on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Mayer, Chief Financial Officer of ChrisKen Income Properties, Inc., the managing general partner of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge and based on my review of the Report:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                     By: /s/ Robert Mayer
                                         ---------------------------------
                                         Robert Mayer
                                         Chief Financial Officer
                                         ChrisKen Income Properties, Inc.
                                         Managing General Partner
                                         ChrisKen Partners Cash Income Fund L.P.

                                         November 13, 2002